UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C.   20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                          Date of Report: APRIL 9, 1996
                        (Date of earliest event reported)


                            COMPUTER DATA SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)


                          Commission file number 1-6002


              MARYLAND                                        52-0882982
(State or other jurisdiction                               (IRS Employer ID No.)
of incorporation or organization)

ONE CURIE COURT
ROCKVILLE, MARYLAND                                           20850-4389
(Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code (301) 921-7000

      Items 1-4.  N/A

      Item 5.     Other Events

                       The Registrant's press release, published April 9, 1996,
                  attached hereto as Exhibit 99, is hereby incorporated by reference in answer to this Item.

      Item 6.     N/A

      Item 7.     Financial Statements and Exhibits

                  (c)   Exhibits

                        Exhibit                 Description
                        -------                 -----------

                         (99)       Press release published April 9, 1996.

      Item 8.     N/A

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, in Rockville, Maryland on April 11, 1996.


                                         Computer Data Systems, Inc.

                                      By  /s/ Wyatt D. Tinsley
                                         ------------------------------
                                              Wyatt D. Tinsley
                                          Executive Vice President
                                (Principal Financial and Accounting Officer)

                                  EXHIBIT INDEX

                                                             Sequentially
Exhibit No.       Description                               Numbered Page
- -----------       -----------                               -------------
(99)              Press release published April 9, 1996            4